UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: July 31, 2006
Date of Earliest Event Reported: July 27, 2006
Commission file number 1-10948
OFFICE DEPOT, INC.
(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)
(561) 438-4800
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 27, 2006, the Board of Directors of Office Depot, Inc. (the “Company”) amended Article II, Section 9 of the Company’s Bylaws to provide for a revised manner of election of directors of the Company. Subject to certain provisions contained in the amended Bylaws, each director to be elected by the stockholders shall be elected by a majority of the votes cast at any meeting held for the purpose of election of directors at which a quorum is present. This description is qualified in its entirety by reference to the text of the amended Article II, Section 9 attached as Exhibit.
Item 9.01 Financial Statements and Exhibits
Text of the Previous Bylaw (Article II, Section 9) and the Amended Bylaw (Article II, Section 9) of Office Depot, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.
Date: July 31, 2006	By:	/s/ DAVID C. FANNIN
David C. Fannin
Executive Vice President and General Counsel

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